SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report: February 14, 1996


                    FRANCHISE FINANCE CORPORATION OF AMERICA
               (Exact Name of Registrant as Specified in Charter)



     Delaware                  33-62629                     86-0736091
  (State or other             (Commission                 (IRS Employer
  jurisdiction of             File Number)             Identification Number)
  incorporation)



                17207 North Perimeter Drive, Scottsdale, AZ 85255
               (Address of Principal Executive Offices) (Zip Code)


       Registrant's telephone number, including area code: (602) 585-4500

                                      NONE
          (Former Name or Former Address, if Change Since Last Report)

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Item 5.  Other Events.

         (a) Registrant has entered into a Distribution Agreement with Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, NationsBanc Capital Markets, Inc. and Smith Barney Inc. dated as of February 9, 1996 relating to the offering of Registrant's Medium-Term Notes Due Nine Months or More From Date of Issue (the "Notes") attached hereto and referenced as Exhibit
1.02 to the Registration Statement.

         (b) Kutak Rock, as counsel to the Registrant, has issued its opinion as to legality with respect to the Notes. The opinion is attached hereto and referenced as Exhibit 5.1.

         (c) Registrant and Trustee have previously authorized, executed and filed as an exhibit to the Registration Statement an Indenture, dated as of November 21, 1995, which, together with the Officer's Certificate of the Registrant attached hereto as Exhibit 99.1, establishes the form and terms of the Notes.


Item 7.  Financial Statements and Exhibits.

         (c)      Exhibits

                  1.02     Distribution Agreement
                  5.1      Legal opinion of Kutak Rock
                  99.1     Officers' Certificate

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934 the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     FRANCHISE FINANCE CORPORATION OF
                                     AMERICA (Registrant)



Dated: February 14, 1996             By /s/ John R. Barravecchia
                                     John R. Barravecchia, Executive Vice
                                     President and Chief Financial Officer


Dated: February 14, 1996             By /s/ Catherine F. Long
                                     Catherine F. Long, Vice President, Finance
                                     and Principal Accounting Officer